UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 6, 2017

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 6, 2017, American Vanguard Corporation (“Registrant”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2016. In the body of that press release, specifically in the table entitled “ANALYSIS OF SALES, Years ended December 31, 2016, 2015, and 2014” the figure for Net sales in 2014 was mistakenly reported as $289,634, when it should have been reported as $298,634. The full text of the press release, including the correction indicated in the immediately preceding sentence, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the Exhibits attached hereto, is being furnished under Items 2.02, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Items

On March 7, 2017, the Board of Directors of Registrant declared a cash dividend of one and one-half cents ($0.015) per share of common stock of Registrant to shareholders of record as of March 31, 2017 to be distributed on April 14, 2017. On March 10, 2017, Registrant issued a press release announcing this dividend declaration. The full text of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Also on March 7, 2017, the Board of Directors of Registrant set the date of its 2017 Annual Stockholders’ Meeting (the “Annual Meeting”) to take place on June 6, 2017 with a record date of April 11, 2017. The Annual Meeting will be a web-hosted, virtual meeting (as was the case in 2016). Further details will appear in the Registrant’s 2017 proxy statement to be filed and made available in April 2017.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated March 6, 2017 of American Vanguard Corporation regarding financial results for fourth quarter and fiscal year ended December 31, 2016.

Exhibit 99.2	Press release dated March 10, 2017 of American Vanguard Corporation announcing a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: March 10, 2017	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release of American Vanguard Corporation dated March 6, 2017 regarding financial results for the fourth quarter and fiscal year ended December 31, 2016.

Exhibit 99.2	Press release of American Vanguard Corporation dated March 10, 2017 announcing a cash dividend.